PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2010	2011
Buildings	$64,715	$71,953
Vehicles	2,008	2,684
Fixtures and equipment	146,097	178,411
Building improvements	42,465	57,284

Total	255,285	310,332
Less: Accumulated depreciation	(71,902)	(103,033)

Subtotal	183,383	207,299
Construction in progress	22,164	38,395

Property, plant and equipment, net	$205,547	$245,694

Depreciation expense was $20.4 million, $25.9 million and $31.9 million for the years ended December 31, 2009, 2010 and 2011, respectively.

Impairment charges for property, plant and equipment were $1, nil and nil for the years ended December 31, 2009, 2010 and 2011, respectively.

As of December 31, 2010 and 2011, the Company did not have any pledged property, plant and equipment to secure banking facilities granted to the Company.